JOINT VENTURE TERMINATION &
                           STOCK REDEMPTION AGREEMENT

                                     BETWEEN


                               AMTECH SYSTEMS, INC

                                       AND

                              INDIVIDUAL INVESTORS
                                       AND
                               SEIL SEMICON, INC.









                             DATED: September , 1996

                           JOINT VENTURE TERMINATION &
                           STOCK REDEMPTION AGREEMENT

                                     BETWEEN


                               AMTECH SYSTEMS, INC

                                       AND

                              INDIVIDUAL INVESTORS
                                       AND
                               SEIL SEMICON, INC.



         The parties to this Agreement are Amtech Systems, Inc. ("Amtech"), a corporation duly organized and existing under the laws of the State of Arizona, United States of America ("USA") having its principal place of business at 131 South Clark Drive, Tempe, Arizona, USA, the INDIVIDUAL INVESTORS, whose signatures are subscribed hereto, being hereinafter collectively referred to as the KOREAN INVESTMENT GROUP ("KIG"), and Seil Semicon, Inc., a Korean joint stock company (chusik hoesa) ("Seil").

The parties have agreed as follows:

1.       RECITALS

         1.1 Stock Ownership. Amtech is the owner of 45% of the issued and outstanding capital stock of Seil and has the proxy of A.G. Lee to vote an additional 5% of the outstanding capital stock of Seil. Furthermore, Amtech is a joint venture partner in Seil, with the second largest interest in the venture, through the Joint Venture Agreement dated September 30, 1995, as revised per the Amendment Agreement dated November 23, 1995, and through which certain benefits and obligations were to accrue to Amtech (the "JVC AGREEMENT").

         1.2 Purpose. The KIG has requested the termination of the JVC Agreement and has sought mutual agreement for termination pursuant to Article 17.1 of that agreement. Amtech has agreed to said termination on the condition that mutual agreement is reached for the disposition of its interest in Seil pursuant to
Article 18.2 of the JVC Agreement. Seil desires to redeem the 45% ownership interest of Seil owned by Amtech through the purchase from it of all of the outstanding capital stock of Seil owned by Amtech ("Seil Stock"), in accordance with the mutual agreement reached between the KIG, Amtech, and Seil. Amtech desires to sell the Seil Stock to Seil pursuant to the terms and conditions of this Agreement.

2.       THE TRANSACTION

         2.1 Redemption of Seil Stock. Subject to all of the terms and conditions of this Agreement, Amtech agrees to sell and Seil agrees to redeem, at the Closing (hereinbelow defined), but effective as of September 30, 1996, unless closed earlier, the Seil Stock, free and clear of all liens, claims, options, charges and encumbrances whatsoever, for the redemption price specified below.

         2.2 Redemption Price. The redemption price for the Seil Stock shall be $478,143 and shall be paid on or before September 30, 1996.

         2.3 Termination of JVC. When one or more Certificates of Termination in the same form as Exhibit A, attached, have been signed by Amtech, Seil, and the KIG, Mr. Seung Kag Hong, Jae-Im Ko, his wife, and A.G. Lee (the "Parties"), the JVC will terminate and the Parties will no longer have any further rights or obligations under the JVC Agreement, except as may be provided in the Certificates of Termination.

         2.4 Closing. The delivery of the Seil Stock, the delivery of the Certificates of Termination, and the payment of the redemption price in the amount of $478,143 and of any other instruments, certificates and items to be delivered under this Agreement (the "Closing") shall take place by facsimile assignment of the Seil Stock, facsimile delivery of the Certificates of Termination and the wire transfer, with facsimile confirmation, of funds via the SWIFT system to:

                           Mellon Bank
                           Pittsburgh, Pennsylvania, USA
                           ABA # 0430-0026-1
                           Credit:  Merrill Lynch
                           For further credit to:
                           Amtech Systems, Inc.

on or before September 30, 1996, Arizona time (the "closing Date") or at such other place or time upon which the parties may agree in writing. The Parties hereby agree that signed assignments, certificates and other instruments delivered by means of facsimile transmission will be legally binding and treated the same as if an original. Facsimile transmissions to Amtech should be sent to 1-602-968-3763 and if to any of the other Parties to 82-2-581-4773. The Parties agree to mail a signed original of each document delivered by facsimile, if requested by one of the other Parties.

3.   REPRESENTATIONS AND WARRANTIES OF AMTECH

         3.1. Representations and Warranties. Amtech represents and warrants to and agrees with Seil that:

                  (a) Authority. Amtech has all requisite corporate power and authority to execute, deliver and perform this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Amtech, and each document or instrument executed or to be executed by Amtech pursuant hereto upon execution and delivery will have been duly executed and delivered, and this Agreement constitutes the legal, valid and binding obligation of Amtech, enforceable in accordance with its terms.

                  (b) No Conflict. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the compliance with the terms and conditions hereof will not, to the knowledge of Amtech, conflict with, or result in a breach of (1) any relevant statute, law, ordinance, rule or regulation applicable to Amtech or its business, or (2) the terms, conditions or provisions of the corporate charter or the by-laws of Amtech, the conflict or breach of which would adversely affect Seil's rights hereunder in any material respect.


                  (c) Disclosure. To the knowledge of Amtech, no representation or warranty by Amtech hereunder contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.


         3.2. Representations and Warranties True on the Closing Date. To the knowledge of Amtech, all of the representations and warranties of Amtech contained herein shall be true and correct in all material respects on and as of the Closing Date, except as consented to by Seil in writing on or before the Closing Date.

         3.3. Survival of Representations and Warranties. The representations and warranties of Amtech contained herein shall survive the Closing Date.

4.   REPRESENTATIONS AND WARRANTIES OF SEIL AND KIG

         4.1.   Representations   and  Warranties.   Seil  and  the  undersigned
Individual Investors represent and warrant to and agree with Amtech that:

                  (a) Corporate Existence. Seil is a corporation duly organized and existing under the laws of Korea and has the corporate power and authority to enter into this Agreement.

                  (b) Validity of Agreement. Seil has taken such corporate steps as are necessary to authorize the execution of the Agreement and to comply in full with the terms thereof that are to be performed by Seil. This Agreement is a valid obligation of Seil in accordance with its terms. This Agreement and compliance with its terms are not inconsistent with Seil's Articles of Organization, its by-laws or any agreement to which Seil is a party.

         This Agreement when signed by the Individual Investors will binding upon them.

                  (c) Governmental Interference. Seil and the Individual Investors do not know or have reasonable grounds to know of any action before a court or other governmental body pending or threatened by the government or any agency thereof or by any other third party that might restrain or prohibit the redemption by Seil of the Seil Stock as herein contemplated or the termination of the JVC Agreement.

                  (d) Consents and Approvals. Seil and the Individual Investors do not know or have reasonable grounds to know of any requirement for the consents or approvals of third parties, whether they be the Industrial Bank of Korea, its affiliates, parties to other agreements, or the government of Korea or its provinces or any agency thereof, in order to enter into the Agreement and to comply in full with the terms thereof that are to be performed by them, or that if any such consents or approvals are so required, they will be obtained by the Closing.


         4.2. Representations and Warranties True on Closing Date. All of the representations and warranties of Seil and the Individual Investors contained herein shall be true and correct in all respects on and as of the Closing Date, except as consented to by Amtech on or before the Closing.


5.   CONDITIONS TO CLOSING

         5.1. Conditions to Closing by the Parties. The obligations of Amtech, KIG and Seil to consummate the transactions contemplated hereby are, at the option of each party, subject to the fulfillment of the condition that on the Closing Date:

                  (a) there shall not be any injunction, writ, preliminary restraining order or any order of any nature issued by any court or governmental agency directing the transaction contemplated by this Agreement not be consummated, and

                  (b) there shall not be pending or known to be threatened any action, proceeding or investigation before any such court or governmental agency seeking as to any party hereto any such injunction, writ, or preliminary restraining order.

         5.2. Conditions to Closing by Seil and the KIG. The obligations of Seil and the KIG to consummate the transactions contemplated hereby are, at the option of Seung Kag Hong, subject to the fulfillment of each of the conditions that, on or before the Closing Date:

                  (a)   Representations   and   Warranties   True;   Obligations
         Performed.

                           (i) The  representations  and  warranties  of  Amtech
                  contained in Section 3.1 hereof shall be true and correct in all material respects at and as of the Closing Date except for specifically consented to or approved by Seil in writing, with the same force and effect as if made at and as of the Closing Date;

                           (ii) Amtech shall have delivered to Seil an assignment of the Seil Stock or other documents reflecting the legal transfer of ownership as may reasonably be requested by Seil, dated the Closing Date and signed by the President of Amtech.


                  (c) Certain Legal Matters. All actions, proceedings, instruments and documents required to carry out this Agreement, or incidental thereto, and all other related legal matters, shall be reasonable satisfactory to the President of or counsel for Seil and such person shall have received all documents, instruments or copies thereof, certified if and as may be reasonably requested.

                  (d) Compliance. Amtech shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to have been performed or complied with prior to or at the Closing Date.

                  (e) Other Instruments and Actions. Amtech shall have executed and delivered to Seil such other instruments and taken such other action as Seil may reasonably have requested with respect to the transactions contemplated by this Agreement.

         5.3 Conditions to Closing by Amtech. The obligations of Amtech to consummate the transactions contemplated hereby are, at the option of Amtech, subject to the fulfillment of each of the conditions that, on or before the Closing Date:

                  (a) Representations and Warranties True; Obligations Performed. (i) The representations and warranties of Seil and the Individual Investors contained in Section 4.1 hereof shall be true and correct at and as of the Closing Date except for specifically consented to or approved by Amtech in writing, with the same force and effect as if made at and as of the Closing Date.

                  (b) Compliance. Seil and the KIG shall have performed and complied with all agreements, covenants and conditions required by this Agreement to have been performed or complied with prior to or at the Closing Date.

6.       BROKERS

         Amtech and Seil represent that they have dealt with no broker in connection with any of the transactions contemplated by this Agreement and that no broker or other person is entitled to any commission or finder's fee in connection with any of such transactions.


7.       INDEMNIFICATION BY AMTECH

         Amtech hereby agrees to indemnify and hold harmless Seil and KIG (herein referred to as "Seil/KIG"), at all times after the date of this Agreement, against and in respect of:

                  (a) Any and all damage or deficiency resulting from any material inaccuracy of any representation or warranty made by or non-fulfillment of any agreement on the part of Amtech under this Agreement, whether or not such inaccuracy, breach, nonfulfillment, misrepresentation or omission was or should have been known by Seil/KIG on the date of this Agreement, it being the agreed intention of the parties that Amtech shall be completely responsible for, and Seil/KIG shall be conclusively deemed to have relied upon, such representations, warranties, agreements and instruments.

                  (b) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including without limitation, reasonable attorneys' fees, incident to any of the foregoing; provided that no claim for indemnification shall be made pursuant to this Section 7 unless Seil/KIG has suffered such loss, damage or expense in a cumulative minimum of $5,000.

                  (c) Promptly after receipt by Seil/KIG under this Section 7 of notice of the commencement of any action, Seil/KIG will, if a claim in respect thereof is to be made against Amtech under this Section 7, notify Amtech in writing of the commencement thereof, but the omission to notify Amtech will not relieve Amtech from any liability that it may have to Seil/KIG otherwise than under this Section 7. In case any such action is brought against Seil/KIG and it notifies Amtech of the commencement thereof, Amtech will be entitled to participate therein and, to the extent that it may elect by written notice delivered to Seil/KIG promptly after receiving the aforesaid notice from Seil/KIG, to assume the defense thereof; provided, however, if the defendants in any such action include both Seil/KIG and Amtech and either (i) Amtech mutually agrees, or (ii) representation of both Seil/KIG and Amtech by the same counsel is inappropriate under the applicable standards of professional conduct due to actual or potential conflicting interests between them, Seil/KIG shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action. Amtech will not be liable to Seil/KIG under this Section 7 for any legal or other expenses subsequently incurred by Seil/KIG in connection with the defense thereof unless (i) Seil/KIG shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that Amtech shall not be liable for the expense of more than one separate counsel approved by Amtech), (ii) Amtech shall not have employed counsel to represent Seil/KIG within a reasonable time after notice of commencement of the action, or (iii) Amtech has authorized the employment of counsel for Seil/KIG at the expense of Amtech. In no event shall Amtech be liable under this Section 7 for any settlement effected without its written consent, of any claim or action against Seil/KIG.

8.       INDEMNIFICATION BY SEIL AND KIG

         Seil and the KIG (herein referred to as "Seil/KIG") hereby agree to indemnify and hold harmless Amtech and to accept joint and several liability therefor, at all times after the date of this Agreement, against and in respect of:

                  (a) Any and all damage or deficiency resulting from any material inaccuracy of any representation or warranty made by or non-fulfillment of any agreement on the part of Seil/KIG under this Agreement, whether or not such inaccuracy, breach, nonfulfillment, misrepresentation or omission was or should have been known by Amtech on the date of this Agreement, it being the agreed intention of the parties that Seil/KIG shall be completely responsible for, and Amtech shall be conclusively deemed to have relied upon, such representations, warranties, agreements and instruments.

                  (c) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including without limitation, reasonable attorneys' fees, incident to any of the foregoing; provided that no claim for indemnification shall be made pursuant to this Section 8 unless Amtech has suffered such loss, damage or expense in a cumulative minimum of $5,000.

                  (d) Promptly after receipt by Amtech under this Section 8 of notice of the commencement of any action, Amtech will, if a claim in respect thereof is to be made against Seil/KIG under this Section 8, notify Seil/KIG in writing of the commencement thereof, but the omission to notify Seil/KIG will not relieve Seil/KIG from any liability that it may have to Amtech otherwise than under this Section
         8. In case any such action is brought against Amtech and it notifies Seil/KIG of the commencement thereof, Seil/KIG will be entitled to participate therein and, to the extent that it may elect by written notice delivered to Amtech promptly after receiving the aforesaid notice from Amtech, to assume the defense thereof; provided, however, if the defendants in any such action include both Amtech and Seil/KIG and either (i) Seil/KIG mutually agrees, or (ii) representation of both Seil/KIG and Amtech by the same counsel is inappropriate under the applicable standards of professional conduct due to actual or potential conflicting interests between them, Amtech shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action. Seil/KIG will not be liable to Amtech under this Section 8 for any legal or other expenses subsequently incurred by Amtech in connection with the defense thereof unless (i) Amtech shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that Seil/KIG shall not be liable for the expense of more than one separate counsel approved by Seil/KIG), (ii) Seil/KIG shall not have employed counsel to represent Amtech within a reasonable time after notice of commencement of the action, or (iii) Seil/KIG has authorized the employment of counsel for Amtech at the expense of Seil/KIG. In no event shall Seil/KIG be liable under this Section 8 for any settlement effected without its written consent, of any claim or action against Amtech.

9.       NOTICE

         Any and all notices herein provided for or relating to the transactions contemplated by this Agreement shall be in writing and shall be deemed to have been sufficiently given to Amtech if mailed, postage prepaid, by certified mail with return receipt requested and addressed to, or if delivered, to:


                              AMTECH SYSTEMS, INC.
                                 131 SOUTH CLARK
                              TEMPE, ARIZONA 85281
                           ATTN: J.S. WHANG, PRESIDENT

and to Seil if mailed, postage prepaid, by certified mail with return receipt requested and addressed to, or delivered, to:

                               SEIL SEMICON, INC.

                               SEOUL, SOUTH KOREA
                         ATTN: SEUNG KAG HONG, PRESIDENT


and to KIG if mailed, postage prepaid, by certified mail with return receipt requested and addressed to, or delivered, to:

                             MR. SEUNG KAG HONG AND
                                    JAE-IM-KO
                                211-1402 LG APT.
                             JUNG-JA DONG, SUNG-NAM
                               KYUNG-KI DO, KOREA

or to such other address as either party may specify in writing by notice to the other.

10.      EXPENSES

         Amtech and Seil shall each pay their own costs and expenses incurred in connection with the preparation of this Agreement and the carrying out of the transactions contemplated hereby. However, transfer taxes on the transfer of the Seil Stock, if any, shall be born by Seil.


11.      ENTIRE AGREEMENT; MODIFICATION OF AGREEMENT

         This Agreement contains the entire agreement and understanding of the parties hereto with respect to Seil's redemption of Seil Stock from Amtech and supersedes any other oral or written agreements or understandings with respect thereto, which agreements or understandings, if any, are hereby terminated. This Agreement may not be altered, modified or changed in any manner whatsoever except by a writing signed by Amtech, Seil and KIG.

13.      SUCCESSORS AND ASSIGNS

         The terms of this Agreement shall be binding upon, and the benefits of this Agreement shall inure to, the successors and assigns of the parties hereto. Seil shall have the right to assign its rights and obligations under this Agreement to replacement investor; provided, however, that Seil shall remain liable with respect to its obligations hereunder.

14.      GOVERNING LAW; LEGAL PROCEEDINGS

         Notwithstanding the termination of the JVC Agreement at the Closing, the dispute resolution, arbitration and governing law applicable to this Agreement shall be as provided in Article 23 of the JVC Agreement as if fully setforth herein. Furthermore, this

Agreement is written in the English language and executed in three (3) counterparts, each of which shall be deemed an original. The English language text of this Agreement shall prevail over any translation thereof. Any provision or clause hereof which shall be invalidated by virtue of the fact that it is prohibited by law shall be ineffective to the extent of such illegality; however, this shall in no way affect the remaining provisions of this Agreement, and this Agreement shall be interpreted as if such clause or provision were not contained herein, unless such ineffective provision or clause shall be so significant as to materially affect the parties' expectations regarding this Agreement.


15.      COUNTERPARTS

         This Agreement may be executed and delivered in a number of counterparts, each of which, when so executed and delivered, shall be an original and all of such counterparts shall together constitute one and the same Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.



AMTECH, INC.                                SEIL SEMICON, INC.



By____________________________              By_________________________
  J. S. Whang, President& CEO                 Seung Kag Hong, President




INDIVIDUAL INVESTORS



By____________________________              By____________________________
  Mr. Seung Kag Hong                          Mr. A.G. Lee



By____________________________
  Jae-Im Ko

                                                                       EXHIBIT 1


                           CERTIFICATE OF TERMINATION




DATE:



Pursuant to the terms and conditions in the Joint Venture Termination & Stock Redemption Agreement, each of the undersigned does hereby agree to the termination of the Joint Venture Agreement dated September 30, 1995, as revised per the Amendment Agreement dated November 23, 1995, and further agrees that all rights and obligations arising out of that agreement are terminated. This Certificate of Termination shall be effective when Amtech Systems, Inc., Seil Semicon, Inc., Seung Kag Hong, Jae-Im Ko, his wife, and A.G. Lee have all signed this Certificate of Termination or another one with the same content and Amtech has received the redemption price.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.


AMTECH, INC.                                   SEIL SEMICON, INC.


By____________________________                 By_________________________
  J. S. Whang, President & CEO                   Seung Kag Hong, President


INDIVIDUAL INVESTORS


By____________________________
  Mr. Seung Kag Hong



By____________________________
  Jae-Im Ko



By____________________________
  Mr. A.G. Lee